Exhibit 99.1

The following unaudited pro forma condensed consolidated financial statements present the historical financial statements of Satcon Technology Corporation., (the “Company”) with adjustments relating to the sale, pursuant to the Purchase Agreement, of the Company’s Satcon Electronics Division (“Electronics”) which was completed on September 26, 2008. The unaudited pro forma condensed consolidated balance sheet as of June 28, 2008 is presented as if the sale had been completed on June 28, 2008. The unaudited pro forma condensed consolidated statements of operations for the six month period ended June 28, 2008 and the year ended December 31, 2007 are presented as though the sale had been completed on January 1, 2007.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical consolidated financial statements and accompanying notes previously filed in our Form 10-K for the year ended December 31, 2007 and Form 10-Q for the three and six month periods ended June 28, 2008. The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have been reported had the sale been completed as of the dates presented, and are not necessarily representative of the future consolidated results of operations or financial position of the Company.

Pursuant to the terms of the Purchase Agreement, the Company sold the assets of Electronics on September 26, 2008 for total cash of approximately $5.6 million, which was received on September 26, 2008, plus the assumption of outstanding accounts payable and accrued liabilities. The cash portion of the purchase price is subject to a post-closing adjustment based on a determination of the amount by which (i) the difference between assumed accounts payable and accrued liabilities less the amount of accounts receivable of the business sold as of the closing date, exceeded or was less than (ii) a designated target amount.

Commencing with its third quarter filing, the Company will account for Electronics as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-lived Assets.

SATCON TECHNOLOGY CORPORATION

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 28, 2008

	Satcon Historical	Less: Electronics Historical	Adjustments		Satcon Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$9,769,382		$5,264,325	(2)	$15,033,707
Restricted cash and cash equivalents	84,000				84,000
Accounts receivable, net of allowance of $139,350 at June 28, 2008	10,253,131	1,977,683			8,275,448
Unbilled contract costs and fees	493,694				493,694
Inventory	20,865,346	3,144,020			17,721,326
Prepaid expenses and other current assets	963,411	18,449	125,000	(2)	1,069,962
Total current assets	42,428,964	5,140,152	5,389,325		42,678,137
Property and equipment, net	2,978,599	1,192,520			1,786,079
Goodwill, net	704,362	580,648			123,714
Intangibles, net	596,595				596,595
Other long-term assets	57,481	23,000			34,481
Total assets	$46,766,001	6,936,320	$5,389,325		$45,219,006

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Bank line of credit	$3,000,000				$3,000,000
Accounts payable	6,112,552	1,316,551			4,796,001
Accrued payroll and payroll related expenses	1,850,446	36,927	(240,000	)(1)	1,573,519
Other accrued expenses	3,783,994	130,366			3,653,628
Accrued contract losses	1,368,642				1,368,642
Accrued restructuring	451,152				451,152
Deferred revenue	14,108,156	444,118			13,664,038
Total current liabilities	$30,674,942	$1,927,962	$(240,000)		$28,506,980

Warrant liability	5,536,264				5,536,264
Redeemable convertible Series B preferred stock	1,700,000				1,700,000
Other long-term liabilities	194,579	134,123			60,456
Total liabilities	$38,105,785	$2,062,085	$(240,000)		$35,803,700

Commitments and contingencies (Note H)
Redeemable convertible Series C preferred	15,091,845				15,091,845

Stockholders’ equity (deficit):
Common stock	509,217				509,217
Additional paid-in capital	181,985,571				181,985,571
Accumulated deficit	(188,174,472)	4,874,235	5,629,325	(1)(2)	(187,419,382)
Accumulated other comprehensive loss	(751,945)				(751,945)
Total stockholders’ equity (deficit)	$(6,431,629)	$4,874,235	$5,629,325		$(5,676,539)
Total liabilities and stockholders’ equity (deficit)	$46,766,001	$6,936,320	$5,389,325		$45,219,006

(1) Represents vacation liability originally recorded on parent company books assumed by purchaser.

(2) Represents net cash proceeds less brokers fees and $125,000 escrow.

SATCON TECHNOLOGY CORPORATION

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 28, 2008

	Satcon Historical	Less: Electronics Historical	Adjustments		Satcon Pro Forma
Revenue:
Product revenue	$26,832,651	$5,232,989			$21,599,662
Funded research and development and other revenue	4,991,128				4,991,128
Total revenue	$31,823,779	$5,232,989			$26,590,790

Operating costs and expenses:
Cost of product revenue	25,058,835	4,647,599			20,411,236
Research and development and other revenue expenses:
Funded research and development and other revenue expenses	3,682,420				3,682,420
Unfunded research and development expenses	2,248,660	162,946			2,085,714
Total research and development and other revenue expenses	$5,931,080	$162,946			$5,768,134

Selling, general and administrative expenses	8,606,875	895,247			7,711,628
Amortization of intangibles	157,144				157,144
Restructuring costs	606,607				606,607
Total operating costs and expenses	$40,360,541	$5,705,792			$34,654,749
Operating loss	$(8,536,762)	$(472,803)	—		$(8,063,959)
Change in fair value of convertible notes and warrants	(2,864,198)				(2,864,198)
Other expense, net	(10,777)	25			(10,802)
Interest income	140,271	—	65,804	(1)	206,075
Interest expense	(145,391)	(1,654)			(143,737)
Net loss	$(11,416,857)	$(474,432)	$65,804		$(10,876,621)
Accretion on Series C Preferred Stock to redemption value	(1,317,000)				(1,317,000)
Dividend on Series C Preferred Stock	(614,754)				(614,754)
Deemed dividend on Series C Preferred Stock	(116,000)				(116,000)

Net loss attributable to common stockholders	$(13,464,611)	$(474,432)	$65,804		$(12,924,375)

Net loss attributable to common stockholders per weighted average share, basic and diluted	$(0.27)				$(0.26)

Weighted average number of common shares, basic and diluted	50,174,860				50,174,860

(1) Represents interest earned on net proceeds from sale calculated at 2.5% for the six months ended June 28, 2008

SATCON TECHNOLOGY CORPORATION

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2007

	Satcon Historical	Less: Electronics Historical	Adjustments		Satcon Pro Forma
Revenue:
Product revenue	$47,576,601	$9,581,788			$37,994,813
Funded research and development and other revenue	8,994,582				8,994,582
Total revenue	56,571,183	9,581,788			46,989,395
Operating costs and expenses:
Cost of product revenue	44,875,818	7,689,383			37,186,435
Research and development and other revenue expenses:
Funded research and development and other revenue expenses	6,727,122				6,727,122
Unfunded research and development expenses	3,159,184	545,607			2,613,577
Total research and development and other revenue expenses	9,886,306	545,607			9,340,699
Selling, general and administrative expenses	12,403,952	1,938,766			10,465,186
Amortization of intangibles	350,739	36,450			314,289
Restructuring costs	81,644				81,644
Total operating costs and expenses	67,598,459	10,210,206			57,388,253

Operating loss	(11,027,276)	(628,418)	—		(10,398,858)
Change in fair value of notes and warrants	(2,252,264)				(2,252,264)
Other (loss) income, net	(976,776)	3,732			(980,508)
Interest income	280,392	0	$263,216	(1)	543,608
Interest expense	(3,789,853)	(2,473)			(3,787,380)
Net loss	$(17,765,777)	$(627,159)	$263,216		$(16,875,402)

Deemed dividend and accretion on Series C Preferred Stock	(11,947,881)				(11,947,881)
Dividend on Series C Preferred Stock	(100,000)				(100,000)
Net loss attributable to common stockholders	$(29,813,658)	$(627,159)	$263,216		$(28,923,283)

Net loss attributable to common stockholders per weighted average share, basic and diluted	$(0.66)				$(0.64)

Weighted average number of common shares, basic and diluted	45,433,539				45,433,539

(1) Represents interest earned on net proceeds from sale calculated at 5% for the calendar year ended December 31, 2007